Leases (Tables)	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]
The following is a schedule by year of future minimum payments required under the operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2011:

in millions
2012	$11.7
2013	12.1
2014	11.9
2015	10.0
2016	9.3
2017 and thereafter	37.3
Total minimum lease payments	$92.3